Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                               /s/ Norman I. Botwinik
                               -------------------------
                               Norman I. Botwinik






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Aaron I. Fleischman
                                -------------------------
                                Aaron I. Fleischman






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ James C. Goodale
                                -------------------------
                                James C. Goodale






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Stanley Harfenist
                                -------------------------
                                Stanley Harfenist






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Andrew N. Heine
                                -------------------------
                                Andrew N. Heine






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ John L. Schroeder
                                -------------------------
                                John L. Schroeder






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Robert D. Siff
                                -------------------------
                                Robert D. Siff






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Robert A. Stanger
                                -------------------------
                                Robert A. Stanger






February 24, 1998



















                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                               /s/ Charles H. Symington, Jr.
                               ------------------------------
                               Charles H. Symington, Jr.






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Edwin Tornberg
                                -------------------------
                                Edwin Tornberg






February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                /s/ Claire L. Tow
                                -------------------------
                                Claire L. Tow






February 24, 1998